Intangible Assets	12 Months Ended
Dec. 31, 2021
Goodwill and Intangible Assets Disclosure [Abstract]
Intangible Assets [Text Block]
Note 11 – Intangible Assets
The gross carrying amount and accumulated amortization of intangible assets, included in Intangible assets – net of accumulated amortization in the Consolidated Balance Sheet, at December 31 are as follows:

	2021		2020
	Gross Carrying Amount	Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization
	(Millions)
Customer relationships	$9,593	$(2,448)	$9,555	$(2,116)
Transportation and storage capacity contracts	267	(14)	—	—
Other intangible assets	6	(2)	6	(1)
	$9,866	$(2,464)	$9,561	$(2,117)
Customer Relationships
Customer relationships primarily relate to gas gathering, processing, and fractionation contractual customer relationships recognized in acquisitions. Contractual customer relationships are being amortized on a straight-line basis over a period of 20 years for the acquisition of UEOM and 30 years for most other acquisitions, which represents a portion of the term over which the contractual customer relationships are expected to contribute to our cash flows.
We expense costs incurred to renew or extend the terms of our gas gathering, processing, and fractionation contracts with customers. Based on the estimated future revenues during the contract periods (as estimated at the time of the acquisition), the weighted-average period prior to the next renewal or extension of the contractual customer relationships associated with the UEOM acquisition was approximately 10 years. Although a significant portion of the expected future cash flows associated with these contractual customer relationships are dependent on our ability to renew or extend the arrangements beyond the initial contract periods, these expected future cash flows are significantly influenced by the scope and pace of our producer customers’ drilling programs. Once producer customers’ wells are connected to our gathering infrastructure, their likelihood of switching to another provider before the wells are abandoned is reduced due to the significant capital investment required.
The amortization expense related to customer relationships was $332 million, $328 million, and $324 million in 2021, 2020, and 2019, respectively. The estimated amortization expense for each of the next five succeeding fiscal years is approximately $335 million.
Transportation and Storage Capacity Contracts
Certain transportation and storage capacity contracts were recognized as intangible assets as part of the Sequent Acquisition. (See Note 3 – Acquisitions.) The amortization expense related to transportation and storage capacity contracts was $14 million in 2021. The estimated amortization expense for each of the next five succeeding fiscal years is approximately $159 million, $51 million, $21 million, $10 million, and $7 million.